UNITED STATES
                            SECURITIES AND EXCHANGE COMMISSION
                                  WASHINGTON, D.C. 20549

                                         FORM 8-K

                                      CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 1, 2000


                                     PACER TECHNOLOGY
                  -----------------------------------------------------
                  (Exact name of registrant as specified in its charter)


      California                             0-8864              77-0080305
----------------------------            ------------         -----------------
(State or other jurisdiction             (Commission         (I.R.S. Employer
        of incorporation)                File Number)        Identification No.)


                                   9420 Santa Anita Avenue
                             Rancho Cucamonga, California 91730
                           ---------------------------------------
                           (Address of principal executive offices)


                                        (909) 987-0550
                     ----------------------------------------------------
                     (Registrant's telephone number, including area code)


                                         Not applicable.
                 -------------------------------------------------------------
                 (Former name or former address, if changed since last report.)




        The Index to Exhibits
        is on page 5.
        Page 1 of 6.




Item 5. Other Events

Pacer Technology Names Ellis T. Gravette Jr. to Board of Directors
On February 1, 2000 Pacer Technology named Ellis T. Gravette Jr. to its Board of Directors. Mr. Gravette recently retired as the Chairman and CEO of the Turner Corporation (NYSE) where he engineered the successful turn-around of one of the country's leading construction companies. Mr. Gravette has also served as a Director of numerous other public companies, as well as non-profit, and philanthropic organizations.

The Company issued a press release on February 1, 2000 announcing Ellis T. Gravette Jr.'s appointment to its Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits
        (a) Financial Statements.
            Not Applicable

        (b) Pro Forma Financial Statements.
            Not Applicable

        (c) Exhibits.

           99.1 Press Release Issued on February 1, 2000 announcing appointment of Ellis T. Gravette Jr. to Board of Directors

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 PACER TECHNOLOGY



Date:  February 8, 2000                  By  /s/Laurence Huff
                                             --------------------
                                             Laurence Huff, Chief
                                             Financial Officer

                         INDEX TO EXHIBITS

Exhibit No.                                         Sequential Page No.

   99.1 Press Release Issued on February 1, 2000              6
        announcing appointment of Ellis T. Gravette Jr. to Board of Directors

Pacer Technology
9420 Santa Anita Avenue
Rancho Cucamonga, CA 91730
(909) 987-0550
NASDAQ: PTCH

For Immediate Release                         Contact: Laurence Huff
February 1, 2000                              Chief Financial Officer
                                              (909) 987-0550

Pacer Technology Names Ellis T. Gravette Jr. to Board of Directors

Source: Pacer Technology

Rancho Cucamonga, CA, February 1/PR Newswire/-- Pacer Technology today announced Ellis T. Gravette Jr. has become a member of the Company's Board of Directors. Mr. Gravette, recently retired as the Chairman and CEO of the Turner Corporation (NYSE) where he engineered the successful turn-around of one of the country's leading construction companies. Mr. Gravette is currently serving as a board member of MidFirst Bank in Oklahoma City and has also served as Chairman and CEO of the Bowery Savings Bank of New York, U.S. Financial of San Diego and President and CEO of Palomar Financial of San
Diego. Mr. Gravette has served as a Director of numerous other public companies, as well as non-profit, and philanthropic organizations.

Tom Nightingale, Pacer's President and CEO, stated, "Bud Gravette's extensive background in finance and industry is a significant addition to Pacer. He is a proven and successful corporate leader with major merger and acquisition skills. Pacer's management team and its shareholders will be beneficiaries of his experience and directorship."

Pacer Technology is a world-class manufacturer, packager and distribution company engaged in marketing advanced technology adhesives, sealants, and related products as well as manicure implements for consumer markets on a worldwide basis. It is the provider of SUPER GLUE, ZAP, PRO SEAL, Cook Bates, Diamon Deb/Kurlash and Gem, and other well known branded products.

                              Exhibit 99.1